[GRAPHIC OMITTED]

                                 CMBS New Issue
                             Preliminary Term Sheet

                                   ----------

                    Expected Pricing Date: December [ ], 1997

                                   ----------

                                  $658,634,000
                                  (Approximate)
                          Morgan Stanley Capital I Inc.
                                  as Depositor
                          Aetna Life Insurance Company
                         as Seller and Special Servicer
                           Midland Loan Services, L.P.
                               as Master Servicer
                         Aetna Commercial Mortgage Trust
                      Multiclass Pass-Through Certificates
                                Series 1997-ALIC

                                   ----------

                           MORGAN STANELY DEAN WITTER


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC

--------------------------------------------------------------------------------------------------------------
                                                                          Final
                              Rating                                    Scheduled       Target    Pass-Through
             Amount(2)       (Fitch/        Average      Principal     Distribution     Dollar       Rate(6)
  Class        ($MM)         Moody's)       Life(4)    Window(4)(5)      Date(4)        Price
--------------------------------------------------------------------------------------------------------------
   A-1A         $169.0       AAA/Aaa           2.0         1-34          10/15/00        [ ]        [6.44]%
--------------------------------------------------------------------------------------------------------------
   A-1B          191.3       AAA/Aaa           4.0         34-59         11/15/02        [ ]        [6.72]
--------------------------------------------------------------------------------------------------------------
   A-2(1)         97.6       AAA/Aaa           5.4         1-87          3/15/05         [ ]        [6.17]
--------------------------------------------------------------------------------------------------------------
   IO            803.2(3)    AAA/Aaa           N/A          N/A          1/15/18         N/A        [2.60]
--------------------------------------------------------------------------------------------------------------
   B              64.3        AA/Aa2           7.7         87-97         1/15/06         [ ]        [7.04]
--------------------------------------------------------------------------------------------------------------
   C              68.3         A/A2            8.9        97-119         11/15/07        [ ]        [7.33]
--------------------------------------------------------------------------------------------------------------
   D              48.2       BBB/Baa2          9.9        119-120        12/15/07        [ ]        [7.48]
--------------------------------------------------------------------------------------------------------------
   E              20.1      BBB-/Baa3         10.3        120-131        11/15/08        [ ]        [7.52]
--------------------------------------------------------------------------------------------------------------
   F*             44.2        BB/Ba3          12.1        131-152        8/15/10         N/A        [6.44]
--------------------------------------------------------------------------------------------------------------
   G*              8.0        BB-/NR          12.9        152-159        3/15/11         N/A        [6.44]
--------------------------------------------------------------------------------------------------------------
   H*             14.1         B/B2           13.7        159-169        1/15/12         N/A        [6.44]
--------------------------------------------------------------------------------------------------------------
   J*             26.1        B-/NR           14.1        169-175        7/15/12         N/A        [6.44]
--------------------------------------------------------------------------------------------------------------
   K*             20.1        NR/NR           14.9        175-183        3/15/13         N/A        [6.44]
--------------------------------------------------------------------------------------------------------------
   L*             32.1        NR/NR           16.0        183-241        1/15/18         N/A        [6.44]
--------------------------------------------------------------------------------------------------------------
   V*(7)        N/A            N/A            N/A           N/A            N/A           N/A          N/A
--------------------------------------------------------------------------------------------------------------
   W*(7)        N/A            N/A            N/A           N/A            N/A           N/A          N/A
--------------------------------------------------------------------------------------------------------------

Notes:
(1) Payments of principal in respect of the Poughkeepsie Galleria Loan (including any prepayments) will be distributed first to holders of the Class A-2 Certificates.
(2) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(3) Class IO Notional Amount is equal to the sum of the aggregate Stated Principal Balance of all of the Mortgage Loans outstanding from time to time.
(4) Based on Maturity Assumptions described in the Prospectus Supplement, including that the Poughkeepsie Galleria Loan will not prepay, and a pricing speed (the "Pricing Speed") of 5% CPR for each Mortgage Loan commencing, in each case, at the later of the end of the related Lock-out Period and the end of the period during which a Yield Maintenance Premium is payable with respect to prepayments of such Mortgage Loan.
(5) Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Maturity Assumptions and the Pricing Speed.
(6) Other than the Class IO Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest except in limited circumstances as described in the Prospectus Supplement.
(7) The Class V Certificates and the Class W Certificates (collectively, the "Non-REMIC Certificates") represent certain interests in non-REMIC eligible assets and will not be offered.
          ------------------
          * Not Offered

                                       T-1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC

I.   Issue Characteristics

     Issue Type:            Class   A-1A,   A-1B,   A-2,  B,  C,  D,  E  and  IO
                            Certificates  (Public)  Class  F,  G,  H, J, K and L
                            Certificates   (Private,    Rule   144A)   Class   V
                            Certificates and W Certificates (not offered)

     Offered                $658,634,000  fixed rate,  monthly pay,  multiclass,
     Certificates:          sequential    pay    commercial    mortgage    REMIC
                            Pass-Through Certificates, including seven principal
                            and interest Classes (Classes A-1A, A-1B, A-2, B, C,
                            D and E) and an interest-only Class (Class IO) whose
                            Notional  Amount   consists  of  thirteen   separate
                            variable rate components, each corresponding to the Classes of the Principal Balance Certificates.

     Collateral:            The collateral consists of a $803,212,971 pool of 41
                            seasoned,   generally  fixed  rate,  mortgage  loans
                            secured by commercial and multifamily properties originated by Aetna Life Insurance Company. All of the Mortgage Loans are secured by first liens with the exception of two loans representing 4.8% of the Initial Pool Balance which are secured by second liens.

     Loan  Groups:          Loan Group 1 will consist of 40 Mortgage  Loans with
                            an  aggregate  principal  balance as of the  Cut-off
                            Date of $705,660,785 and Loan Group 2 will consist of one Mortgage Loan, the Poughkeepsie Galleria
                            Loan, with a Cut-off Date Balance of $97,552,186.

     Seller:                Aetna Life Insurance Company

     Sole Manager:          Morgan Stanley & Co. Incorporated

     Master Servicer:       Midland Loan Services, L.P.

     Special Servicer:      Aetna Life Insurance Company

     Trustee:               State Street Bank and Trust Company

     Expected Pricing       On or about December [  ] , 1997
     Date:

     Expected Closing Date: On or about December [ ] , 1997

     Distribution Dates:    The 15th of each month, commencing January 15, 1998

     Minimum                $5,000  for Class A  Certificates;  $50,000  for all
     Denominations:         other   Principal    Balance   and   Interest   Only
                            Certificates

     Settlement Terms:      DTC,  Euroclear  and  Cedel,  same day  funds,  with
                            accrued interest

     Legal/Regulatory       Class  A-1A,  A-1B,  A-2  and  IO  Certificates  are
     Status:                expected to be eligible for  exemptive  relief under
                            ERISA. No Class of Certificates is SMMEA eligible.


     Risk Factors:          THE  CERTIFICATES  INVOLVE  A DEGREE OF RISK AND MAY
                            NOT BE SUITABLE  FOR ALL  INVESTORS.  PLEASE SEE THE
                            "RISK  FACTORS  AND  OTHER  SPECIAL  CONSIDERATIONS"
                            SECTION OF THE  PROSPECTUS  SUPPLEMENT AND THE "RISK
                            FACTORS" SECTION OF THE PROSPECTUS.

                                       T-3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

CLASS               RATING & RETURN          CLASS IO(1)         VALUE AMOUNT
-----               -----------------        -----------         ------------
CLASS A-1A          AAA/Aaa  (6.44%)                             $169.0MM
CLASS A-1B          AAA/Aaa  (6.72%)                             $191.3MM
CLASS A-2(2)        AAA/Aaa  (6.17%)                             $ 97.6MM
CLASS B             AA/Aa2   (7.04%)                             $ 64.3MM
CLASS C             A/A2     (7.33%)                             $ 68.3MM
CLASS D             BBB/Baa2 (7.48%)                             $ 48.2MM
CLASS E             BBB/Baa3 (7.52%)                             $ 20.1MM
CLASS F             BB/Ba3   (6.44%)                             $ 44.2MM
CLASS G             B-/NR    (6.44%)                             $  8.0MM
CLASS H             B/B2     (6.44%)                             $ 14.1MM
CLASS J             B-/NR    (6.44%)                             $ 26.1MM
CLASS K             NR/NR    (6.44%)                             $ 20.1MM
CLASS L             NR/NR    (6.44%)                             $ 32.1MM

     NR=Not Rated



Note:     (1)  The Class IO Notional Amount is equal to the sum of the aggregate
               Stated Principal Balance of all of the Mortgage Loans outstanding from time to time. The Pass-Through Rate on the Class IO
               Certificates on each Distribution Date will equal, in general, the weighted average of the Class IO Strip Rates for the respective Principal Balance Certificates for such Distribution
               Date. The Class IO Strip Rate will, in general, equal the excess, if any, of the Net Mortgage Rates in effect for the Mortgage
               Loans over the weighted average of the Pass-Through Rates applicable to the Classes of Principal Balance Certificates. The
               Class IO Certificates are rated AAA/Aaa by Fitch and Moody's.

          (2) Generally, so long as the Poughkeepsie Galleria Loan is not prepaid prior to its stated maturity date, all Principal Balance and Interest Only Certificates will receive distributions of principal and interest from Mortgage Loans within both Loan Group 1 and Loan Group 2. However, so long as the Class A-2
               Certificates are outstanding, payments of principal (including prepayments and amortization) from the Poughkeepsie Galleria Loan will be distributed to the Class A-2 Certificates. As is more fully described herein, the Seller has received a letter from the borrower in which the borrower has stated that it intends to prepay the Poughkeepsie Galleria Loan in not less than 65 days and no more than 370 days from the Cut-off Date, without payment of the required prepayment penalty.

                                       T-3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


II.  Structure Characteristics

The Principal  Balance  Certificates  are fixed rate,  monthly pay,  multiclass, sequential pay REMIC Pass-Through Certificates. Generally, so long as the Poughkeepsie Galleria Loan is not prepaid prior to its stated maturity date, all Principal Balance and Interest Only Certificates will receive distributions of principal and interest from Mortgage Loans within both Loan Group 1 and Loan Group 2. However, so long as the Class A-2 Certificates are outstanding, payments of principal (including prepayments and amortization) from the Poughkeepsie Galleria Loan will be distributed to the Class A-2 Certificates. As is more fully described herein, the Seller has received a letter from the borrower in which the borrower has stated that it intends to prepay the Poughkeepsie Galleria Loan in not less than 65 days and no more than 370 days from the Cut-off Date, without payment of the required prepayment penalty. The Class V Certificates and the Class W Certificates are entitled to cash flow from "Additional Interests" including (i) certain rights to share in the proceeds from the sale or refinancing of the related Mortgaged Properties and/or the revenues generated by such Mortgaged Properties such as, payments in the nature of equity participations in certain revenues, contingent interest and certain accrued interest (such rights, collectively the "Non-REMIC Assets"), and (ii) the right to receive certain fees provided for in the respective loan documents relating to assumption fees, default interest, extension fees and modification fees (collectively, the "Non-REMIC Fees").

                                       T-4


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC

                             Priority of Cash Flows

                                [GRAPHIC OMITTED]


Notes:    (1)  The  Class  A-1A,  A-1B,  A-2  and IO  Certificates  will be paid interest on a pro rata basis.

          (2) The above analysis is based on Maturity Assumptions described in the Prospectus Supplement, including that the Poughkeepsie Galleria Loan will not prepay, and a pricing speed (the "Pricing Speed") of 5% CPR for each Mortgage Loan commencing, in each case, at the later of the end of the related Lock-out Period and the end of the period during which a Yield Maintenance Premium is payable with respect to prepayments of such Mortgage Loan.

          (3) Generally, so long as the Poughkeepsie Galleria Loan is not prepaid prior to its stated maturity date, all Principal Balance and Interest Only Certificates will receive distributions of principal and interest from Mortgage Loans within both Loan Group 1 and Loan Group 2. However, so long as the Class A-2
               Certificates are outstanding, payments of principal (including prepayments and amortization) from the Poughkeepsie Galleria Loan will be distributed to the Class A-2 Certificates. As is more fully described herein, the Seller has received a letter from the borrower in which the borrower has stated that it intends to prepay the Poughkeepsie Galleria Loan in not less than 65 days and no more than 370 days from the Cut-off Date, without payment of the required prepayment penalty.

                                       T-5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


Interest Distributions:     Each Class of Principal  Balance and  Interest  Only
                            Certificates  will be entitled on each  Distribution
                            Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Principal Amount or Notional Amount of such Class, as applicable.

Pass-Through Rates:         Class A-1A:   [6.44%]
                            Class A-1B:   [6.72%]
                            Class A-2:    [6.17%]
                            Class B:      [7.04%]
                            Class C:      [7.33%]
                            Class D:      [7.48%]
                            Class E:      [7.52%]
                            Class F:      [6.44%]
                            Class G:      [6.44%]
                            Class H:      [6.44%]
                            Class J:      [6.44%]
                            Class K:      [6.44%]
                            Class L:      [6.44%]
                            Class IO:     The Pass-Through Rate for the Class IO
                                          Certificates  will, in general,  equal
                                          the excess,  if any,  of the  weighted
                                          average of the Net  Mortgage  Rates in
                                          effect for the Mortgage Loans over the
                                          weighted  average of the  Pass-Through
                                          Rates  applicable  to  the  respective
                                          Classes    of    Principal     Balance
                                          Certificates.

                                          The  Pass-Through  Rate for each class
                                          of Principal Balance  Certificates for
                                          any Distribution  Date will not exceed
                                          the Weighted Average Net Mortgage Rate
                                          for such Distribution Date.

Principal Distributions:    Principal  payments  with  respect  to the  Mortgage
                            Loans within each Loan Group will be  distributed as
                            follows:  principal  payments  with  respect  to the
                            Mortgage   Loans   within   Loan  Group  1  will  be
                            distributed on each  Distribution  Date sequentially
                            to pay the Class A-1A, A-1B and A-2 Certificates and
                            then  to  the  Subordinate  Certificates;  principal
                            payments  with respect to the Mortgage  Loans within
                            Loan   Group   2  will   be   distributed   on  each
                            Distribution Date sequentially to pay the Class A-2,
                            A1-A   and  A1-B   Certificates   and  then  to  the
                            Subordinate  Certificates.  If, due to  losses,  the
                            Certificate Principal Amounts of the Class B through
                            Class  L   Certificates   are  reduced  to  zero  or
                            Appraisal    Reductions    exceed   the    aggregate
                            Certificate  Principal  Amount  of  the  Subordinate
                            Certificates,  payments  of  principal  to the Class
                            A-1A, A-1B and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium          Prepayment  Premiums  on all of the  Mortgage  Loans
Allocation:                 other than the  Poughkeepsie  Galleria  Loan (to the
                            extent  received) will be allocated  among the Class
                            IO   Certificates   and   the   Principal    Balance
                            Certificates (other than Classes E, F, G, H, J, K and L) entitled to distributions in respect of principal on any Distribution Date, as described in the Prospectus Supplement under "DESCRIPTION OF THE
                            CERTIFICATES  Distributions of Prepayment Premiums."
                            Prepayment Premiums received in respect of the Poughkeepsie Galleria Loan will be allocated to the Class IO Certificates. Credit Enhancement: Each
                            Class of Principal Balance  Certificates (other than
                            Classes A-1A, A-1B and A-2) will be subordinate to all other Classes with an earlier alphabetical Class designation.

Advancing:                  The Master  Servicer and the Trustee (as applicable)
                            will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

                                       T-6

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


Realized Losses and Expense Realized Losses and Expense Losses,  if any, will be
Losses: allocated to the Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, and then to
                            Classes A-1A, A-1B and A-2 and, with respect to losses that would reduce Distributable Interest, Class IO Certificates, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Principal Balance Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Class Pass-Through Rate, will be payable in subsequent periods, subject to available funds.

Prepayment Interest         For  any   Distribution   Date,  any  Net  Aggregate
Shortfalls:                 Prepayment  Interest  Shortfall  will  generally  be
                            allocated  pro  rata  to  each  Class  of  Principal
                            Balance and Interest Only Certificates in proportion to its entitlement to interest.

Appraisal Reductions:       Any appraisal reduction generally will be created in
                            the amount, if any, by which the Principal Balance of a Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property or REO Property. The Appraisal Reduction Amount will reduce proportionately the amount of P&I Advances for such Mortgage Loan, which reduction will be borne, in general, by a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                            An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, replaced or otherwise disposed of.

Operating Advisor:          The  Operating  Advisor,  which will be appointed by
                            the  Controlling  Class,  will  have the right to be
                            notified of certain actions of the Special  Servicer
                            with respect to Specially  Serviced  Mortgage Loans.
                            Examples include the right to be notified of certain
                            modifications,  foreclosures, sales, bringing an REO
                            Property into environmental compliance or acceptance
                            of   substitute  or   additional   collateral.   The
                            Operating Advisor may remove the Special Servicer without cause.

Controlling Class:          The  Controlling  Class will  generally  be the most
                            subordinate Class of Principal Balance Certificates outstanding at any time or, if the Certificate
                            Principal Amount of such Class is less than 25% of the initial Certificate Principal Amount of such Class, the next most subordinate Class of Principal
                            Balance Certificates.

Special Servicer:           The  Special   Servicer  will  be  responsible   for
                            performing  certain asset management  functions with
                            respect  to the  Mortgage  Loans and for  performing
                            broader   servicing   functions   with   respect  to
                            Specially  Serviced Mortgage Loans. In general,  the
                            Special  Servicer  has the right to modify the terms
                            of  a  Specially   Serviced   Mortgage  Loan  if  it
                            determines that such modification would increase the net present value of the proceeds to the Trust, provided that the Special Servicer generally may not extend the maturity date of a Specially Serviced
                            Mortgage  Loan  beyond two years  prior to the Final
                            Rated Distribution Date, extend the maturity date of a Specially Serviced Mortgage Loan which has a below-market rate (except in limited circumstances), reduce the Mortgage Rate to a rate below the market rate or defer interest due in excess of 25% of the Stated Principal Balance of such Specially Serviced
                            Mortgage Loan.

Optional Termination:       The Operating  Advisor,  the Special  Servicer,  the
                            Depositor,  the Master  Servicer and any holder of a
                            majority interest in the R Certificate will have the
                            option to  purchase,  in whole but not in part,  the
                            remaining  assets  of  the  Trust  on or  after  the
                            Distribution Date on which the aggregate Certificate
                            Principal  Amount of all the  Classes  of  Principal
                            Balance  Certificates  then outstanding is less than
                            or equal to 5% of the  Initial  Pool  Balance.  Such
                            purchase price will generally be at a price equal to
                            the  aggregate  unpaid  principal   balance  of  the
                            Mortgage Loans, plus accrued and unpaid interest and unreimbursed Advances.

                                       T-7

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


Reports to                  The  Trustee  will   prepare  and  deliver   monthly
Certificateholders:         Certificateholder   Reports   including   a   report
                            containing individual Mortgage Loan information that
                            will    be     available     electronically.     The
                            Certificateholder    Report   will   be   based   on
                            information  provided by the Master  Servicer  and a
                            monthly  Special  Servicer  Report  summarizing  the
                            status  of each  Specially  Serviced  Mortgage  Loan
                            prepared by the Special Servicer.  In addition,  the
                            Trustee will make available to Certificateholders an
                            annual  report   prepared  by  the  Master  Servicer
                            setting forth,  among other things, the debt service
                            coverage   ratios  for  each   Mortgage   Loan,   as
                            available.

                                       T-8

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


III. Collateral Description

     Summary: The Mortgage Pool consists of a $803,212,971 pool of 41 seasoned, generally fixed rate, mortgage loans secured by liens on commercial properties located throughout 19 states originated by Aetna Life Insurance Company. All of the Mortgage Loans are secured by first liens with the exception of two Mortgage Loans, representing 4.8% of the Initial Pool Balance which are secured by second liens. As of the Cut-off Date, the Mortgage Loans have a weighted average Mortgage Rate of 9.331%, a weighted average Loan Constant of 10.680%, a weighted average DSCR of 1.26x, a weighted average DSCR at a 9.5% constant of 1.38x, a weighted average seasoning of 65 months and a weighted average remaining term to maturity of 97 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.

Significant Mortgage        The  following  is a  brief  overview  of  the  five
Loans:                      largest  Mortgage  Loans in the pool by Cut-off Date
                            Balance.

                            Poughkeepsie   Galleria   Loan  and   Property

                            The Poughkeepsie Galleria Loan has a Cut-off Date Balance of $97,552,186 and is secured by a first lien fee simple mortgage on 630,158 square feet of a two-level regional mall located in Poughkeepsie, New York. Three anchors, Sears, Filene's and Montgomery Ward, either have fee title to their locations or the borrower has the right to have such locations released from the mortgage without compensation. Security for the Loan includes the following space:
                            JC Penney, one junior anchor, the cinema, the mall shop space and common areas. The Poughkeepsie Galleria Loan was originated on September 17, 1987 and matures on October 1, 2012. The Mortgage Rate is fixed at 10.375% and the remaining amortization period is 190 months. The DSCR is 1.15x while the DSCR at a 9.5% constant is 1.56x. The prepayment provisions on the Loan are generally yield maintenance followed by a declining percentage penalty period with a six month open period prior to maturity. The Seller has received a letter from the borrower in which the borrower has stated that it intends to prepay the Mortgage Loan in not less than 65 days and no more than 370 days from the Cut-off Date. Borrower further states in the letter that it does not intend to pay the Prepayment Premium required under the loan documents in connection with such prepayment, but rather intends to seek a judicial determination that the Prepayment Premium is void and unenforceable. Any prepayment of the Poughkeepsie Galleria Loan would result in a corresponding distribution in respect of the Class A-2 Certificates which, among other things, may reduce the average life of the Subordinate Certificates and would reduce the Notional Amount of the Class IO Certificates. In addition, such letter may indicate an increased likelihood that the borrower under the Poughkeepsie Galleria Loan will default under one or more of the terms of its Mortgage Loan. The borrower is Poughkeepsie Galleria Company and the property is managed by Pyramid Management Group, Inc., an affiliate of the borrower.

                            Charles  Hotel Loan and Property

                            The Charles Hotel Loan has a Cut-off Date Balance of $55,997,412 and is secured by a first lien leasehold mortgage on a 296 unit hotel, a 7-story office building containing 107,724 square feet of office space and a two story retail facility containing 40,237 square feet of retail space located in Cambridge, Massachusetts. The Charles Hotel Loan was originated on December 16, 1985, modified on September 1, 1992 and matures on January 1, 2001. The Mortgage Rate is fixed at 9.000% and the remaining amortization period is 204 months. The DSCR is 1.80x while the DSCR at a 9.5% constant is 2.18x. The prepayment provision on the Loan is generally yield maintenance. The borrower is KSA Realty Trust and the hotel is managed by Cambridge Hotel Associates, an affiliate of Interstate Hotels.

                                       T-9

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


                            Commerce   Distribution  Center  50,  36  Loans  and
                            Properties

                            The Commerce Distribution Center Loans and Properties consist of the cross-defaulted, cross-collateralized Commerce Distribution Center-36 Loan (Cut-off Date Balance of $24,850,000) and Commerce Distribution Center-50 Loan (Cut-off Date Balance of $28,790,000) which are secured by first lien fee simple mortgages on fourteen industrial buildings totaling 1,822,446 square feet which are all a part of the 6.5 million square foot Commerce Distribution Center Industrial Park located in Bell, California. The Commerce Distribution Center Loans were originated on May 16, 1988 and modified on March 17, 1997 when the borrower bought down the interest rate on the loans, and mature on June 1, 2002. The Mortgage Rate is fixed at 8.000% and is interest only until maturity. The DSCR is 1.41x while the DSCR at a 9.5% constant is 1.19x. The prepayment provisions on the Loan are generally yield maintenance with a three month open period prior to maturity. The borrower is Newcrow III and the property is managed by Trammell Crow Company, an affiliate of the borrower.

                            Koll Center Irvine II Loan and Property

                            The Koll Center Irvine II Loan has a Cut-off Date Balance of $48,474,200 and is secured by a first lien leasehold mortgage on two office buildings and two restaurants that are part of a mixed use facility located in Irvine, California that contains two additional office buildings and a Marriott hotel that are not part of the subject collateral. The Koll Center Irvine II Loan was originated on October 9, 1986 and matures on November 1, 2002. The Mortgage Rate is fixed at 8.000% and has a remaining amortization period of 308 months. The DSCR is 1.12x while the DSCR at a 9.5% constant is 1.09x. The prepayment provision on the Loan is generally yield maintenance. The borrower is Koll Center Irvine Number Two and the property is managed by CB/Koll Real Estate Company.

                            Glenpointe Centre West Loan and Property

                            The Glenpointe Centre West Loan has a Cut-off Date Balance of $46,024,150 and is secured by a first lien fee simple mortgage on a 333,561 square foot, 7-story office building located in Teaneck, New Jersey. The Glenpointe Centre West Loan was originated on December 12, 1986 and matures on January 1, 2012. The Mortgage Rate is fixed at 9.875% and has a remaining amortization period of 229 months. The DSCR is .90x while the DSCR at a 9.5% constant is 1.10x. The prepayment provisions on the Loan are generally yield maintenance with a three month open period prior to maturity. The borrower is Glenpointe Associates and the property is managed by A.S. Management, an affiliate of the borrower.

                                      T-10

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC


---------------------------------------------------------------------
                                Number          Current          % by
                                    of            Total       Current
                              Mortgage           Amount         Total
Current Balance                  Loans              Due    Amount Due
---------------------------------------------------------------------
1 - 1,000,000                        7     1,893,844.64          0.24
1,000,001 - 3,000,000                1     2,618,345.42          0.33

5,000,001 - 10,000,000               5    38,800,525.56          4.83

10,000,001 - 25,000,000             18   308,028,203.35         38.35

25,000,001 - 50,000,000              8   298,322,454.78         37.14

50,000,001 >=                        2   153,549,597.72         19.12
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:     41,297.67
Max:     97,552,185.96
Average: 19,590,560.28
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
                              Mortgage           Amount         Total
Payment Rate                     Loans              Due    Amount Due
---------------------------------------------------------------------
6.501 - 7.000                        1    23,500,000.00          2.93
7.501 - 8.000                        7   177,504,019.04          22.1
8.001 - 8.500                        3    37,309,427.41          4.65
8.501 - 9.000                        8   106,555,515.92         13.27
9.001 - 9.500                        3    77,032,134.52          9.59
9.501 - 10.000                       8    88,087,211.61         10.97
10.001 - 10.500                      5   216,590,412.37         26.97
10.501 - 11.000                      5    54,202,764.48          6.75
11.001 >=                            1    22,431,486.12          2.79
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:    7.000
Max:   11.780
WAC:    9.331
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
                              Mortgage           Amount         Total
Loan Constant                    Loans              Due    Amount Due
---------------------------------------------------------------------
=<  8.000                            4    99,140,000.00         12.34
8.001 - 9.000                        6    73,180,477.98          9.11
9.001 - 10.000                       4   110,399,044.42         13.74
10.001 - 11.000                      4    30,915,553.02          3.85
11.001 - 12.000                     13   357,352,086.59         44.49
12.001 - 13.000                      3   130,331,961.82         16.23
15.001 >=                            7     1,893,844.64          0.24
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:      7.000
Max:     67.040
Wtd Avg: 10.680
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
                              Mortgage           Amount         Total
Property Type                    Loans              Due    Amount Due
---------------------------------------------------------------------
Office                              20   405,168,825.69         50.44
Retail                               6   129,822,050.41         16.16
Mixed                                2   104,471,612.19         13.01
Hotel                                4    70,193,921.59          8.74
Industrial                           4    64,058,112.66          7.98
Multifamily                          5    29,498,448.93          3.67
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
Geographics                   Mortgage           Amount         Total
Distribution                     Loans              Due    Amount Due
---------------------------------------------------------------------
California                           7   174,471,034.77         21.72
Massachusetts                        3   118,235,170.75         14.72
New York                             2   115,012,598.94         14.32
New Jersey                           2    82,092,778.62         10.22
Virginia                             4    56,250,366.55             7
Indiana                              2    48,962,596.32           6.1
Florida                              3    48,549,831.54          6.04
Connecticut                          2    40,921,260.44          5.09
Michigan                             3    36,530,705.36          4.55
Alabama                              2    22,115,848.86          2.75
Kansas                               2    21,663,984.42           2.7
New Hampshire                        1    11,884,801.00          1.48
Maryland                             1    11,300,000.00          1.41
Kentucky                             1     7,799,767.24          0.97
South Carolina                       1     5,685,528.55          0.71
Pennsylvania                         1       871,602.90          0.11
Texas                                1       516,781.61          0.06
Minnesota                            2       280,557.89          0.03
Arizona                              1        67,755.71          0.01
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
Debt Service                  Mortgage           Amount         Total
Coverage Ratio                   Loans              Due    Amount Due
---------------------------------------------------------------------
0.01 - 1.00                         10   158,633,409.35         19.75
1.01 - 1.15                         13   294,372,360.15         36.65
1.16 - 1.25                          4    38,539,124.64           4.8
1.26 - 1.35                          5    99,697,137.87         12.41
1.36 - 1.50                          4    76,588,267.73          9.54
1.51 - 1.75                          3    52,627,715.93          6.55
1.76 - 2.00                          1    55,997,411.76          6.97
2.01 >=                              1    26,757,544.04          3.33
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:     0.50
Max:     2.69
Wtd Avg: 1.26
---------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

                          Morgan Stanley Capital I Inc.
                           $658,634,000 (Approximate)
      Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates
                                Series 1997-ALIC



---------------------------------------------------------------------
                                                Current          % by
Assumed                      Number of            Total       Current
Debt Service                  Mortgage           Amount         Total
Coverage Ratio                   Loans              Due    Amount Due
---------------------------------------------------------------------
0.01 - 1.00                          8   121,339,087.69         15.11
1.01 - 1.15                          6   167,398,493.10         20.84
1.16 - 1.25                          6   133,075,328.14         16.57
1.26 - 1.35                          4    81,636,674.47         10.16
1.36 - 1.50                          2     2,734,194.28          0.34
1.51 - 1.75                          6   195,035,829.23         24.28
2.01 >=                              9   101,993,364.56          12.7
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:     0.79
Max:     4.27
Wtd Avg: 1.38
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
Indicative                    Mortgage           Amount         Total
Coverage LTV                     Loans              Due    Amount Due
---------------------------------------------------------------------
=<  50.00                           10   124,424,850.68         15.49
50.01 - 75.00                       19   453,016,677.71          56.4
75.01 - 100.00                      11   202,271,443.08         25.18
100.01 - 125.00                      1    23,500,000.00          2.93
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:     15.22
Max:     119.25
Wtd Avg: 67.22
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
Indicative                    Mortgage           Amount         Total
Balloon LTV                      Loans              Due    Amount Due
---------------------------------------------------------------------
=<  50.00                           16   360,384,989.77         44.87
50.01 - 75.00                       16   308,023,922.39         38.35
75.01 - 100.00                       8   111,304,059.31         13.86
100.01 - 125.00                      1    23,500,000.00          2.93
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:     0.00
Max:     119.25
Wtd Avg: 52.58
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
Stated                       Number of            Total       Current
Remaining                     Mortgage           Amount         Total
Team                             Loans              Due    Amount Due
---------------------------------------------------------------------
1-12                                 2    16,083,317.04             2
13 - 24                              3    32,171,370.14          4.01
25 - 36                              5   101,413,138.00         12.63
37 - 48                              3    56,106,465.14          6.99
49 - 60                              5   135,999,001.43         16.93
61 - 84                              6    50,907,715.64          6.34
85 - 120                            10   176,443,239.22         21.97
121 - 180                            4   165,240,320.71         20.57
181 - 240                            2    51,387,991.17           6.4
241 - 300                            1    17,460,412.98          2.17
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:     1
Max:     241
Wtd Avg: 97
---------------------------------------------------------------------


---------------------------------------------------------------------
                                                Current          % by
                             Number of            Total       Current
                              Mortgage           Amount         Total
Seasoning                        Loans              Due    Amount Due
---------------------------------------------------------------------
1-12                                 6   143,134,383.47         17.82
13 - 24                              6    83,967,799.58         10.45
25 - 36                              2    33,300,000.00          4.15
37 - 48                              3    50,048,629.49          6.23
49 - 60                              4    72,671,368.93          9.05
61 - 84                              2   104,471,612.19         13.01
85 - 120                            12   171,301,157.67         21.33
121 - 180                            2   143,576,336.29         17.88
181 - 240                            2       632,630.47          0.08
241 - 300                            2       109,053.38          0.01
---------------------------------------------------------------------
Total:                              41   803,212,971.47        100.00
---------------------------------------------------------------------
Min:     1
Max:     284
Wtd Avg: 65
---------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to by or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.